UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 22, 2005

CSX CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 1-8022

Virginia	62-1051971
(State of incorporation)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor
Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

(904) 359-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 — Entry into a Material Definitive Agreement

     On February 22, 2005, CSX Corporation, a Virginia corporation (the “Company”), completed the sale of all of the issued and outstanding shares of capital stock of its wholly owned subsidiary SL Service, Inc., a Delaware corporation (“SLSI”), and a newly formed company holding a minority interest in an indirect subsidiary of SLSI to Dubai Ports International FZE (“DPI”) for closing cash consideration of USD1.142 billion, subject to final working capital and long-term debt adjustments.

     SLSI holds the outstanding equity interests in CSX World Terminals, LLC, a Delaware limited liability company (“CSXWT”) and a leading international container terminal operator, developer and investor. Through CSXWT, SLSI operates container terminals and marine logistics related businesses in Asia, Europe, Latin America and Australia. As a result of the completion of the transactions, CSX has disposed of its international terminal and marine logistics related businesses and assets.

     A wholly-owned subsidiary of CSX will retain certain residual assets and liabilities resulting from prior divestitures and discontinuances and will indemnify DPI, SLSI and related entities against those liabilities pursuant to an Amended and Restated Payment and Indemnity, Litigation Support and Control, and Confidentiality Agreement in substantially the form previously filed. CSX will guarantee the obligations of its subsidiary under the Amended and Restated Payment and Indemnity, Litigation Support and Control, and Confidentiality Agreement.

     In connection with the closing, CSX and DPI entered into an Omnibus Closing Agreement setting forth certain adjustments to the purchase price and making other amendments to the Stock Purchase Agreement. A copy of the Omnibus Closing Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

     A copy of the press release announcing the closing of the transaction is attached to this report as Exhibit 99.1 hereto and is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 — Financial Statements and Exhibits

(c)	The following exhibits are being furnished herewith:

2.1	Omnibus Closing Agreement, by and between CSX Corporation and Dubai Ports International FZE dated February 22, 2005.

99.1	Text of Press Release, issued by CSX Corporation and Dubai Ports International FZE on February 22, 2005.

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Carolyn T. Sizemore

Carolyn T. Sizemore
Vice President and Controller
(Principal Accounting Officer)

Date: February 25, 2005

EXHIBIT INDEX

2.1	Omnibus Closing Agreement, by and between CSX Corporation and Dubai Ports International FZE dated February 22, 2005.

99.1	Text of Press Release, issued by CSX Corporation and Dubai Ports International FZE on February 22, 2005.